Capital Group U.S. Equity FundSM
Investment portfolio
July 31, 2020
unaudited
Common stocks 94.48% Information technology 19.31%	Shares	Value (000)
Microsoft Corp.	59,695	$12,239
Visa Inc., Class A	50,030	9,526
Jack Henry & Associates, Inc.	38,840	6,925
Apple Inc.	14,215	6,042
Broadcom Inc.	9,881	3,130
ASML Holding NV (New York registered) (ADR)	8,440	2,985
Global Payments Inc.	15,405	2,742
Adobe Inc.[1]	5,070	2,253
Intel Corp.	42,400	2,024
GoDaddy Inc., Class A1	25,000	1,757
KLA Corp.	5,800	1,159
Accenture PLC, Class A	3,330	749
ServiceNow, Inc.[1]	1,530	672
Elastic NV, non-registered shares[1]	5,200	500
		52,703
Health care 16.88%
UnitedHealth Group Inc.	23,835	7,217
Seattle Genetics, Inc.[1]	36,310	6,037
Merck & Co., Inc.	44,385	3,561
Danaher Corp.	15,573	3,174
Eli Lilly and Company	20,800	3,126
Abbott Laboratories	25,830	2,600
AstraZeneca PLC (ADR)	43,650	2,435
Anthem, Inc.	7,375	2,019
Edwards Lifesciences Corp.[1]	25,350	1,988
Humana Inc.	4,785	1,878
Gilead Sciences, Inc.	26,924	1,872
Neurocrine Biosciences, Inc.[1]	13,850	1,667
Vertex Pharmaceuticals Inc.[1]	5,250	1,428
Baxter International Inc.	16,000	1,382
Novo Nordisk A/S, Class B (ADR)	17,100	1,117
GlaxoSmithKline PLC (ADR)	25,700	1,036
Cigna Corp.	4,565	788
Centene Corp.[1]	11,600	757
Roche Holding AG (ADR)	16,600	716
Allogene Therapeutics, Inc.[1]	13,100	480
Ultragenyx Pharmaceutical Inc.[1]	5,100	399
Biohaven Pharmaceutical Holding Co. Ltd.[1]	6,200	397
		46,074
Financials 12.77%
Marsh & McLennan Companies, Inc.	59,290	6,913
Aon PLC, Class A	20,800	4,269
Chubb Ltd.	31,780	4,044
JPMorgan Chase & Co.	39,430	3,811
Intercontinental Exchange, Inc.	29,350	2,840
Capital Group U.S. Equity Fund — Page 1 of 5

unaudited
Common stocks (continued) Financials (continued)	Shares	Value (000)
Moody’s Corp.	9,375	$2,637
CME Group Inc., Class A	13,875	2,306
Bank of New York Mellon Corp.	46,340	1,661
MSCI Inc.	4,200	1,579
Truist Financial Corp.	31,700	1,187
Arthur J. Gallagher & Co.	10,300	1,107
State Street Corp.	15,387	982
First Republic Bank	7,000	787
Nasdaq, Inc.	5,550	729
		34,852
Consumer staples 9.74%
Costco Wholesale Corp.	13,250	4,313
Philip Morris International Inc.	44,655	3,430
Nestlé SA (ADR)	28,005	3,300
Procter & Gamble Co.	20,621	2,704
Carlsberg A/S, Class B (ADR)	86,325	2,526
Estée Lauder Companies Inc., Class A	10,480	2,070
Diageo PLC (ADR)	11,250	1,657
Mondelez International, Inc.	28,300	1,570
PepsiCo, Inc.	9,583	1,319
Reckitt Benckiser Group PLC (ADR)	46,260	944
Hormel Foods Corp.	17,200	875
Church & Dwight Co., Inc.	7,500	723
Danone (ADR)	44,389	592
British American Tobacco PLC (ADR)	16,700	560
		26,583
Communication services 9.63%
Charter Communications, Inc., Class A1	8,526	4,945
Activision Blizzard, Inc.	56,140	4,639
Comcast Corp., Class A	92,140	3,943
Alphabet Inc., Class C1	2,377	3,525
Facebook, Inc., Class A1	13,200	3,348
Cable One, Inc.	1,465	2,670
Netflix, Inc.[1]	2,900	1,418
Verizon Communications Inc.	16,035	922
Electronic Arts Inc.[1]	6,200	878
		26,288
Industrials 9.15%
Waste Connections, Inc.	62,300	6,378
Northrop Grumman Corp.	16,240	5,278
CSX Corp.	40,950	2,921
TransDigm Group Inc.	3,385	1,461
AMETEK, Inc.	14,500	1,352
Waste Management, Inc.	10,620	1,164
Deere & Company	6,500	1,146
HEICO Corp.	8,600	826
HEICO Corp., Class A	3,000	230
Airbus Group SE (ADR)[1]	50,200	910
Honeywell International Inc.	5,100	762
Norfolk Southern Corp.	3,435	660
Union Pacific Corp.	3,700	641
Capital Group U.S. Equity Fund — Page 2 of 5

unaudited
Common stocks (continued) Industrials (continued)	Shares	Value (000)
Raytheon Technologies Corp.	10,900	$618
Equifax Inc.	3,750	610
		24,957
Consumer discretionary 5.81%
Amazon.com, Inc.[1]	2,313	7,320
Chipotle Mexican Grill, Inc.[1]	3,400	3,928
NIKE, Inc., Class B	27,605	2,694
EssilorLuxottica (ADR)[1]	14,080	934
YUM! Brands, Inc.	6,580	599
Darden Restaurants, Inc.	4,900	372
		15,847
Real estate 5.28%
Equinix, Inc. REIT	7,350	5,773
Crown Castle International Corp. REIT	31,300	5,218
American Tower Corp. REIT	13,075	3,418
		14,409
Energy 2.34%
Chevron Corp.	34,940	2,933
EOG Resources, Inc.	24,900	1,166
ConocoPhillips	27,785	1,039
Enbridge Inc.	19,800	634
TC Energy Corp.	13,700	625
		6,397
Utilities 2.07%
Sempra Energy	13,320	1,658
CMS Energy Corp.	23,300	1,495
Exelon Corp.	28,600	1,104
NextEra Energy, Inc.	2,600	730
AES Corp.	44,000	670
		5,657
Materials 1.50%
Sherwin-Williams Company	2,320	1,503
Linde PLC	5,806	1,423
Barrick Gold Corp.	40,000	1,157
		4,083
Total common stocks (cost: $141,739,000)		257,850
Short-term securities 5.52% Money market investments 5.52%
Capital Group Central Cash Fund 0.16%[2,3]	150,723	15,073
Total short-term securities (cost: $15,072,000)		15,073
Total investment securities 100.00% (cost: $156,811,000)		272,923
Other assets less liabilities 0.00%		13
Net assets 100.00%		$272,936
Capital Group U.S. Equity Fund — Page 3 of 5

unaudited
Investments in affiliates3

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliate at 7/31/2020 (000)
Short-term securities 5.52%
Money market investments 5.52%
Capital Group Central Cash Fund 0.16%[2]	143,549	364,292	357,118	150,723	$(3)	$(1)	$96	$15,073
[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 7/31/2020.
[3]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads, interest rate volatilities, and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data.
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Capital Group U.S. Equity Fund — Page 4 of 5

unaudited
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At July 31, 2020, all of the fund’s investments were classified as Level 1.
Key to abbreviation
ADR = American Depositary Receipts
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Capital Private Client Services Funds. This and other important information is contained in the prospectus, which can be obtained from your investment counselor and should be read carefully before investing.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2020 Capital Group. All rights reserved.
MFGEFP3-124-0920O-S81094	Capital Group U.S. Equity Fund — Page 5 of 5